                                                  Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-17217

 EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2003
--------------------------------------------------------------------------------

This Prospectus describes the two (2) Portfolios* offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.








                               DOMESTIC PORTFOLIO
                          ----------------------------
                               EQ/Aggressive Stock


                            BALANCED/HYBRID PORTFOLIO
                          ----------------------------
                                   EQ/Balanced





 * Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.
--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY PORTFOLIO'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Version 13

                                                               EQ Advisors Trust

Overview
--------------------------------------------------------------------------------

EQ ADVISORS TRUST

EQ Advisors Trust (the "Trust") is a family of thirty-four (34) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of two (2) of the Trust's Portfolios. Each Portfolio is a diversified Portfolio. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable"), other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable, through its AXA Funds Management Group unit (the "Manager"), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (the "Advisers"). Information regarding the Manager and the Advisers is included under "Management of the Trust" and "About the Investment Portfolios" in this Prospectus. The Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the "Multi-Manager Order"). The Manager also may allocate a Portfolio's assets to additional Advisers subject to approval of the Trust's Board of Trustees. In such circumstances, shareholders would receive notice of such action.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.


2 Overview                                                   EQ Advisors Trust

Table of contents
--------------------------------------------------------------------------------




 1.  About the Investment Portfolios            4
--------------------------------------------    -
   DOMESTIC PORTFOLIO                           5
      EQ/Aggressive Stock                       5
   BALANCED/HYBRID PORTFOLIO                    8
      EQ/Balanced                               8

 2. More Information on Principal Risks and
    Benchmarks                                 11
--------------------------------------------   --
   Principal Risks                             11
   Benchmarks                                  14


 3. Management of the Trust                    15
--------------------------------------------   --
   The Trust                                   15
   The Manager                                 15
   Management Fees                             15

 4. Fund Distribution Arrangements             16
--------------------------------------------   --
 5. Buying and Selling Shares                  17
--------------------------------------------   --
 6. How Portfolio Shares are Priced            18
--------------------------------------------   --

 7. Dividends and Other Distributions and
    Tax Consequences                           19
--------------------------------------------   --
 8. Financial Highlights                       20
--------------------------------------------   --


EQ Advisors                                               Table of contents  3

1. About the investment portfolios
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each Portfolio. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

o A fuller description of each of the principal risks and of the benchmarks is included in the section "More Information on Principal Risks and Benchmarks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.


4 About the investment portfolios                            EQ Advisors Trust

DOMESTIC PORTFOLIOS

EQ/AGGRESSIVE STOCK PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.


THE INVESTMENT STRATEGY

The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers.

Under normal circumstances, the Portfolio, as a whole, invests at least 80% of its net assets, plus borrowings for investment purposes, in stocks. The Portfolio invests primarily in securities of large cap growth companies, although the Manager has designated that certain discrete portions of the Portfolio are to be invested primarily in the common stocks of companies of small or medium market capitalizations. Certain of the Advisers to the Portfolio may invest their allocated portions of the Portfolio in a relatively small number of intensively researched companies. The Portfolio will place an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Advisers, in current market valuations.

The Portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this Portfolio, emerging growth companies may include those that an Adviser believes are early in their life cycle but have the potential to become major enterprises and those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The Portfolio may invest up to 25% of its total assets in foreign securities and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities). The Portfolio may also use derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, or it appears that the Portfolio's investment objective will not be achieved primarily through investments in common stocks, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and options for hedging purposes. The Portfolio may also make temporary investments in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents, including high-quality money market instruments for liquidity or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.


THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."

     o Derivatives Risk

     o Equity Risk

     o Foreign Securities Risk

     o Growth Investing Risk

     o Liquidity Risk

     o Multiple-Adviser Risk

     o Portfolio Turnover Risk

     o Small-Cap and Mid-Cap Company Risk


PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years through December 31, 2002 and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.


The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Aggressive Stock Portfolio) managed by Alliance using the same investment objective for the Portfolio and an investment strategy of investing in small-mid cap companies. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Aggressive Stock Portfolio whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked. Until May 1, 2000, Alliance Capital was the sole Adviser of the Portfolio. Since that date, it has employed multiple Advisers. Since the Manager may add to, dismiss or replace the Advisers in the Portfolio, the Portfolio's historical performance may cover periods when portions of the Portfolio were advised by different Advisers.


EQ Advisors Trust                           About the investment portfolios  5

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

16.8%  -3.8%   31.6%   22.2%   10.9%  0.3%  18.4%  -13.13%   -24.99%  -28.68%
1993   1994    1995    1996    1997   1998  1999     2000      2001     2002

-------------------------------------------------------------------------------
    Best quarter (% and time period)   Worst quarter (% and time period)
    26.11% (1998 4th Quarter)          (27.19)% (1998 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
                                     ONE YEAR        FIVE YEARS      TEN YEARS
-------------------------------------------------------------------------------
 EQ/Aggressive Stock Portfolio
   - Class IA Shares              (28.68)%         (11.15)%         1.04%
-------------------------------------------------------------------------------
 Russell 3000 Growth
   Index*                         (28.03)%          (4.11)%         6.30%
-------------------------------------------------------------------------------

 * For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

-------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
-------------------------------------------------------------------------------
 EQ/Aggressive Stock Portfolio                         Class IA Shares
-------------------------------------------------------------------------------
 Management Fee                                             0.63%
-------------------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)              None
-------------------------------------------------------------------------------
 Other Expenses                                             0.08%
-------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses*                 0.71%
-------------------------------------------------------------------------------
  * A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2002 were 0.66%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

-------------------------------------------------------------------------------
                                                              CLASS IA
                                                               SHARES
-------------------------------------------------------------------------------
 1 Year                                                         $ 73
-------------------------------------------------------------------------------
 3 Years                                                        $227
-------------------------------------------------------------------------------
 5 Years                                                        $395
-------------------------------------------------------------------------------
 10 Years                                                       $883
-------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio. Currently, Alliance Capital Management L.P., Marsico Capital Management, LLC, MFS Investment Management and Provident Investment Counsel, Inc. have been selected by the Manager to serve as Advisers for this Portfolio. New or additional Advisers may be added in the future.

The Manager allocates the assets of the Portfolio and all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager reviews the asset allocation in the Portfolio on a periodic basis. The Manager may, subject to the oversight of the Board, reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Until May 1, 2000, Alliance Capital was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


     Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit.


6 About the investment portfolios                            EQ Advisors Trust

MARSICO CAPITAL MANAGEMENT, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico was added as an Adviser to the Portfolio on February 1, 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities and retirement plans.


     THOMAS F. MARSICO and JAMES A. HILLARY are principally responsible for the day-to-day management of the Portfolio's assets allocated to Marsico. Mr. Marsico has been Chief Executive Officer of Marsico since its inception in 1997. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager. Mr. Hillary is a portfolio manager and senior analyst with Marsico. He has been with Marsico since 1997.


MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS was added as an Adviser to the Portfolio on May 1, 2000. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.


     The portion of assets allocated to MFS is managed by a team of portfolio managers.

PROVIDENT INVESTMENT COUNSEL, INC. ("Provident"), 300 North Lake Avenue, Pasadena, California 91101. Provident was added as an Adviser to the Portfolio on February 1, 2001. Provident manages domestic investment portfolios for corporate, government, mutual fund and individual clients.

     A team of investment professionals of Provident is primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Provident.



EQ Advisors Trust                           About the investment portfolios  7

BALANCED/HYBRID PORTFOLIO

EQ/BALANCED PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high return through both appreciation of capital and current income.

THE INVESTMENT STRATEGY

The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers.

The Portfolio invests varying portions of its assets primarily in publicly-traded equity and debt securities and money market instruments depending on economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium.

The Portfolio attempts to achieve long-term growth of capital by investing in common stock and other equity-type instruments. It will try to achieve a competitive level of current income and capital appreciation through investments in publicly traded debt securities and current income through investments primarily in high-quality U.S. dollar denominated money market instruments.

The Portfolio's investments in common stocks will primarily consist of common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities. The Portfolio may also invest up to 20% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities which may include American depositary receipts and other depositary arrangements).

The Portfolio at all times will hold at least 25% of its total assets in fixed income securities (including, for these purposes, that portion of the value of securities convertible into common stock which is attributable to the fixed income characteristics of those securities, as well as money market instruments). The Portfolio's equity securities will always comprise at least 25%, but never more than 75%, of the Portfolio's total assets. Consequently, the Portfolio will have a minimum or "core holdings" of at least 25% fixed income securities and 25% equity securities. Over time, holdings are expected to average approximately 60% in equity securities and approximately 40% in fixed income securities. Asset mixes will periodically be rebalanced by the Manager to maintain the appropriate asset mix.

The debt securities will consist principally of bonds, notes, debentures and equipment trust certificates, as well as debt securities with equity features such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, rates or profits. These debt securities will principally be investment grade securities rated at least Baa by Moody's or BBB by S&P, or will be U.S. Government Securities. If such Baa or BBB debt securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of them and may continue to hold them if an Adviser considers them appropriate investments under the circumstances. In addition, the Portfolio may at times hold some of its assets in cash.

The Portfolio may also make use of various other investment strategies, including using up to 50% of its total portfolio assets for securities lending purposes. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks and Benchmarks."
     o Asset Allocation Risk

     o Derivatives Risk

     o Equity Risk

     o Fixed Income Risk

          Credit Risk

          Interest Rate Risk

          Investment Grade Securities Risk

     o Foreign Securities Risk

     o Growth Investing Risk

     o Leveraging Risk

     o Liquidity Risk

     o Multiple-Adviser Risk

     o Portfolio Turnover Risk

     o Small-Cap and Mid-Cap Company Risk

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in


8 About the Investment Portfolios                            EQ Advisors Trust
the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years through December 31, 2002 and compares the Portfolio's performance to the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance/ Balanced Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Balanced Portfolio whose inception date is January 27, 1986. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked. Until May 1, 2000 Alliance Capital was the sole Adviser of the Portfolio. Since that date, it has employed multiple Advisers. Since the Manager may add to, dismiss or replace the Advisers in the Portfolio, the Portfolio's historical performance may cover periods when portions of the Portfolio were advised by different Advisers.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.

-------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12.3%   -8.0%   19.8%   11.7%  15.1%    18.1%   17.79%  -1.32%  -1.85%  -12.5%
1993    1994    1995    1996   1997     1998     1999    2000    2001    2002

-------------------------------------------------------------------------------
 Best quarter (% and time period)    Worst quarter (% and time period)
 13.88% (1998 4th Quarter)           (8.44)% (2001 3rd Quarter)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                   ONE YEAR       FIVE YEARS     TEN YEARS
-------------------------------------------------------------------------------
 EQ/Balanced Portfolio
   - Class IA Shares               (12.52)%         3.35%         6.47%
-------------------------------------------------------------------------------
 60% S&P 500/40% Lehman
   Brothers
   Aggregate Bond Index*,**         (9.15)%         2.67%         8.61%
-------------------------------------------------------------------------------
 50% S&P 500/50% Lehman
   Aggregate*                       (5.92)%         3.49%         8.43%
-------------------------------------------------------------------------------
  * For more information on this index, see the following section "More Information on Principal Risks and Benchmarks."

 ** We believe that this index reflects more closely the market sectors in which the Portfolio invests.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table and the Example below do not reflect any Contract-related fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

-------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
-------------------------------------------------------------------------------
 EQ/Balanced Portfolio                                  Class IA Shares
-------------------------------------------------------------------------------
 Management Fee                                             0.57%
-------------------------------------------------------------------------------
 Distribution and/or Service Fees (12b-1 fees)               None
-------------------------------------------------------------------------------
 Other Expenses                                             0.09%
-------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses                  0.66%
-------------------------------------------------------------------------------
 Less Fee Waiver/Expense Reimbursement                     (0.01)%
-------------------------------------------------------------------------------
 Net Total Annual Portfolio Operating Expenses*             0.65%
-------------------------------------------------------------------------------
 * A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio's expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2002 were 0.63%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

-------------------------------------------------------------------------------
                                                              CLASS IA
                                                               SHARES
-------------------------------------------------------------------------------
 1 Year                                                        $ 66
-------------------------------------------------------------------------------
 3 Years                                                       $210
-------------------------------------------------------------------------------
 5 Years                                                       $367
-------------------------------------------------------------------------------
 10 Years                                                      $821
-------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

In accordance with the Multi-Manager Order, the Manager may, among other things, select new or additional Advisers for the Portfolio. Currently, Alliance Capital Management L.P., Capital Guardian Trust Company, Jennison Associates LLC and Mercury Advisors have been selected by the Manager to serve as Advisers for this Portfolio. New or additional advisers may be added in the future.


EQ Advisors Trust                            About the Investment Portfolios 9

The Manager allocates the assets of the Portfolio and all daily cash inflows (share purchases) and outflows (redemptions and expense items) among the Advisers, subject to the oversight of the Board. The Manager reviews the asset allocation in the Portfolio on a period basis. The Manager may, subject to the oversight of the Board, reallocate assets from one Adviser to another when it would be in the best interest of the Portfolio and its shareholders to do so. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to other Adviser(s).

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Until May 1, 2000, Alliance Capital was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

   Investment management decisions for the equity portion of the Portfolio's assets allocated to Alliance Capital are made by a team of employees of Alliance Capital. The investment management decisions for the fixed income portion of the Portfolio's assets allocated to Alliance Capital are made by Alison Martier, who is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital or its parent company since 1979.

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian was added as an Adviser to the Portfolio on May 1, 2000. Capital Guardian has been providing investment management services since 1968.

   The day-to-day investment management decisions for that portion of the Portfolio's total assets allocated to Capital Guardian are made by a team of portfolio managers at Capital Guardian.

MERCURY ADVISORS ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, has been an Adviser to the Portfolio since December 6, 2001. Mercury, together with its investment advisory affiliates, is the world's third-largest asset management firm, with total assets under management of $460 billion as of December 31, 2002. Mercury and its advisory affiliates serve as investment advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.

The individual portfolio managers for that portion of the Portfolio's total assets allocated to Mercury are as follows:

   KEVIN RENDINO and ROBERT J. MARTORELLI are primarily responsible for the day-to-day management of the Portfolio. Mr. Rendino has been, a Managing Director of Mercury since 1997. Mr. Rendino was a First Vice President and Vice President of Mercury (or its predecessor) from 1993 to 1997. Mr. Martorelli has been a Managing Director of Mercury since 1997. Mr. Martorelli was a First Vice President of Mercury (or its predecessory) and Vice President of Mercury (or its predecessor) from 1987 to 1997.

JENNISON ASSOCIATES LLC ("Jennison"), 466 Lexington Avenue, New York, New York 10017, was added as an Adviser to the Portfolio on May 1, 2000. Jennison has served as an investment adviser to investment companies since 1990.

The individual portfolio managers for that portion of the Portfolio's total assets allocated to Jennison are as follows:

   MICHAEL A. DEL BALSO. Michael A. Del Balso is a Director, Executive Vice President and Equity Portfolio Manager of Jennison. Mr. Del Balso joined Jennison in 1972.

   KATHLEEN A. MCCARRAGHER. Ms. McCarragher is a Director, Executive Vice President and Equity Portfolio Manager of Jennison. Ms. McCarragher joined Jennison in 1998. From 1992-1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C.


10 About the Investment Portfolios                           EQ Advisors Trust

2.  More information on principal risks and benchmarks
--------------------------------------------------------------------------------

PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

      ASSET CLASS RISK: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

      MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

      SECURITY SELECTION RISK: The Adviser(s) for each Portfolio se-lects particular securities in seeking to achieve the Portfolio's objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result, the Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

      FUTURES AND OPTIONS RISK: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of assets in fixed income securities, a Portfolio may be subject to the following risks:

      ASSET-BACKED SECURITIES RISK: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio's yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

      CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each Portfolio may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.


EQ Advisors Trust        More information on principal risks and benchmarks 11

      INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

      INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

      JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

      MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

      ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio's investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

      CURRENCY RISK: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

      EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

      GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.


12 More information on principal risks and benchmarks        EQ Advisors Trust

      POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

      REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

      TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

MULTIPLE-ADVISER RISK: The EQ/Aggressive Stock and EQ/Balanced Portfolios employ multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio's assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

PORTFOLIO TURNOVER RISK: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

SMALL-CAP AND/OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.


EQ Advisors Trust        More information on principal risks and benchmarks 13

BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE LEHMAN BROTHERS AGGREGATE BOND INDEX ("Lehman Aggregate Bond Index") covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody's, have a fixed coupon rate, and be U.S. dollar denominated.

THE RUSSELL 3000(Reg. TM) INDEX ("Russell 3000") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THE RUSSELL 3000(Reg. TM) GROWTH INDEX ("Russell 3000 Growth") is an unmanaged index that measures the performance of those companies in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 Index") is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor's to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted thereby giving greater weight to companies with the largest market capitalizations.

"Blended" performance numbers (e.g., 50% S&P 500 Index/50% Russell 2000 or 50% S&P 500 Index/50% Lehman Aggregate Index) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

50% (OR 60%) S&P 500 INDEX/50% (OR 40%) LEHMAN AGGREGATE BOND INDEX is made up 50% (or 60%) by the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% (or 40%) by the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).


14 More information on principal risks and benchmarks        EQ Advisors Trust

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3. Management of the Trust
--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust's Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among thirty-four (34) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser's portfolio management team to determine whether its investment activities remain consistent with the Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser's overall business. The Manager monitors continuity in the Adviser's operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with each Adviser.

The Manager obtains detailed information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio's assets subject to the approval of the Trust's Board of Trustees. The Manager also has discretion to allocate each Portfolio's assets among the Portfolio's Advisers. The Manager recommends Advisers for each Portfolio to the Trust's Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an order from the SEC to permit it and the Trust's Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio's shareholders.

MANAGEMENT FEES

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 2002 for managing each Portfolio and the rate of the management fees waived by the Manager in 2002 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.


MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2002

-------------------------------------------------------------------------------
                                                                  RATE OF
                                                                   FEES
                                                                  WAIVED
                                                    ANNUAL          AND
                                                    RATE         EXPENSES
 PORTFOLIOS                                       RECEIVED      REIMBURSED
-------------------------------------------------------------------------------
 EQ/Aggressive Stock                                0.63%          0.00%
 EQ/Balanced                                        0.57%          0.01%
-------------------------------------------------------------------------------
The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval. For certain administrative services, in addition to the management fee, each Portfolio pays the Manager a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).


EQ Advisors Trust                                  Management of the Trust  15


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4. Fund distribution arrangements
--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. AXA Distributors, LLC ("AXA Distributors") serves as the other distributor for the Class IA shares of the Trust as well as for the Class IB shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.


16 Fund distribution arrangements                            EQ Advisors Trust

5. Buying and selling shares
--------------------------------------------------------------------------------

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

These Portfolios are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Portfolios. These kinds of strategies and transfer activities are disruptive to the Portfolios. If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.


EQ Advisors Trust                                Buying and selling shares  17

6. How portfolio shares are priced
--------------------------------------------------------------------------------

"Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:
-------------------------------------------------------------------------------
                    TOTAL MARKET VALUE    CASH AND
                      OF SECURITIES   + OTHER ASSETS - LIABILITIES
                    ----------------------------------------------
     NET ASSET VALUE =       NUMBER OF OUTSTANDING SHARES
-------------------------------------------------------------------------------

The net asset value of Portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

o A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.


Generally, Portfolio securities are valued as follows:

o EQUITY SECURITIES - most recent sales price or if there is no sale, latest available bid price.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

o   SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

o OPTIONS - last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

o FUTURES - last sales price or, if there is no sale, latest available bid price.

o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.


Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust's Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values as of the time of pricing.

18 How portfolio shares are priced                           EQ Advisors Trust

7.  Dividends and other distributions and tax consequences
--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.


TAX CONSEQUENCES

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.


EQ Advisors Trust    Dividends and other distributions and tax consequences 19

8. Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB shares. The financial information in the table below is for the past five (5) years. The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2002 appears in the Trust's Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.


EQ/AGGRESSIVE STOCK PORTFOLIO(D):



                                                                             CLASS IA
                                       -------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------------------------------
                                             2002            2001             2000              1999              1998
                                       --------------- --------------- ----------------- ----------------- -----------------
Net asset value, beginning of
  year ...............................    $   22.83       $   30.61       $   38.01         $   34.15         $   36.22
                                          ---------       ---------       ---------         ---------         ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .............................       ( 0.01)           0.11            0.12              0.12              0.09
 Net realized and unrealized
  gain (loss) on
  investments ........................       ( 6.53)         ( 7.76)         ( 5.00)             6.22             (0.28)
                                          ---------       ---------       ---------         ---------         ----------
 Total from investment
  operations .........................       ( 6.54)         ( 7.65)         ( 4.88)             6.34             (0.19)
                                          ---------       ---------       ---------         ---------         ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................            -#         ( 0.10)         ( 0.13)           ( 0.12)            (0.16)
 Distributions from realized
  gains ..............................            -          ( 0.03)         ( 2.39)           ( 2.36)            (1.72)
                                          ---------       ---------       ---------         ----------        ----------
 Total dividends and
  distributions ......................            -#         ( 0.13)         ( 2.52)           ( 2.48)            (1.88)
                                          ---------       ---------       ---------         ----------        ----------
Net asset value, end of year .........    $   16.29       $   22.83       $   30.61         $   38.01         $   34.15
                                          =========       =========       =========         ==========        ==========
Total return .........................       (28.68)%        (24.99)%        (13.13)%           18.84%             0.29%
                                          =========       =========       =========         ==========        ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................   $1,333,623      $2,179,759      $3,285,884        $4,368,877        $4,346,907
Ratio of expenses to average
 net assets before fees paid
 indirectly ..........................         0.71%           0.69%           0.65%(c)          0.56%             0.56%
Ratio of expenses to average
 net assets after fees paid
 indirectly ..........................         0.66%            N/A             N/A               N/A               N/A
Ratio of net investment
 income (loss) to average net
 assets before fees paid
 indirectly ..........................       ( 0.16)%          0.42%           0.35%(c)          0.33%             0.24%
Ratio of net investment
 income (loss) to average net
 assets after fees paid
 indirectly ..........................       ( 0.11)%           N/A             N/A               N/A               N/A
Portfolio turnover rate ..............          112%            195%            151%               87%              105%



                                                                        CLASS IB
                                       ------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------
                                            2002          2001            2000            1999         1998
                                       ------------- ------------- ----------------- ------------- ------------
Net asset value, beginning of
  year ...............................   $  22.72      $  30.46       $    37.83       $ 34.01       $ 36.13
                                         --------      --------       ----------       -------       -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .............................     ( 0.07)         0.03             0.06          0.03          0.01
 Net realized and unrealized
  gain (loss) on
  investments ........................     ( 6.49)       ( 7.70)          ( 4.99)         6.20         ( 0.29)
                                         --------      --------       ----------       -------       --------
 Total from investment
  operations .........................     ( 6.56)       ( 7.67)          ( 4.93)         6.23         ( 0.28)
                                         --------      --------       ----------       -------       --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................          -#       ( 0.04)          ( 0.05)        ( 0.05)       ( 0.12)
 Distributions from realized
  gains ..............................          -        ( 0.03)          ( 2.39)        ( 2.36)       ( 1.72)
                                         --------      --------       ----------       --------      --------
 Total dividends and
  distributions ......................          -#       ( 0.07)          ( 2.44)        ( 2.41)       ( 1.84)
                                         --------      --------       ----------       --------      --------
Net asset value, end of year .........   $  16.16      $  22.72       $    30.46       $ 37.83        $ 34.01
                                         ========      ========       ==========       ========      ========
Total return .........................     (28.86)%      (25.18)%         (13.35)%        18.55%         0.05%
                                         ========      ========       ==========       ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................   $146,909      $219,748       $  267,858       $233,265      $153,782
Ratio of expenses to average
 net assets before fees paid
 indirectly ..........................       0.96%         0.94%            0.90%(c)       0.81%         0.82%
Ratio of expenses to average
 net assets after fees paid
 indirectly ..........................       0.91%          N/A              N/A            N/A           N/A
Ratio of net investment
 income (loss) to average net
 assets before fees paid
 indirectly ..........................     ( 0.41)%        0.12%            0.10%(c)       0.07%         0.02%
Ratio of net investment
 income (loss) to average net
 assets after fees paid
 indirectly ..........................     ( 0.36)%         N/A              N/A            N/A           N/A
Portfolio turnover rate ..............        112%          195%             151%            87%          105%

                       See Notes to Financial Statements.


20 Financial Highlights                                      EQ Advisors Trust

EQ/BALANCED PORTFOLIO(D)(E)(F):

                                                                        CLASS IA
                                    -----------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
                                          2002            2001            2000           1999           1998
                                    --------------- --------------- --------------- -------------- --------------
Net asset value, beginning of
  period ..........................    $   14.52       $   15.20       $   19.18      $   18.51      $   17.58
                                       ---------       ---------       ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............         0.33            0.40            0.60           0.52           0.56
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........       ( 2.15)         ( 0.69)         ( 0.92)          2.69           2.54
                                       ---------       ---------       ---------      ---------      ---------
 Total from investment
  operations ......................       ( 1.82)         ( 0.29)         ( 0.32)          3.21           3.10
                                       ---------       ---------       ---------      ---------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............       ( 0.16)         ( 0.39)         ( 0.62)        ( 0.56)        ( 0.50)
 Distributions from realized
  gains ...........................            -               -          ( 3.04)        ( 1.98)        ( 1.67)
                                       ---------       ---------       ---------      ----------     ----------
 Total dividends and
  distributions ...................       ( 0.16)         ( 0.39)         ( 3.66)        ( 2.54)        ( 2.17)
                                       ---------       ---------       ---------      ----------     ----------
Net asset value, end of period         $   12.54       $   14.52       $   15.20      $   19.18      $   18.51
                                       =========       =========       =========      ==========     ==========
Total return ......................       (12.52)%        ( 1.85)%        ( 1.32)%        17.79%         18.11%
                                       =========       =========       =========      ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $2,908,058      $2,122,401      $1,914,143     $2,126,313     $1,936,429
Ratio of expenses to average
 net assets after waivers .........         0.65%           0.65%            N/A            N/A            N/A
Ratio of expenses to average
 net assets after waivers and
 fees paid indirectly .............         0.63%            N/A             N/A            N/A            N/A
Ratio of expenses to average
 net assets before waivers
 and fees paid indirectly .........         0.66%           0.65%           0.59%          0.44%          0.45%
Ratio of net investment
 income to average net
 assets after waivers .............         1.91%           2.74%            N/A            N/A            N/A
Ratio of net investment
 income to average net
 assets after waivers and
 fees paid indirectly .............         1.93%            N/A             N/A            N/A            N/A
Ratio of net investment
 income to average net
 assets before waivers and
 fees paid indirectly .............         1.90%           2.74%           3.17%          2.68%          3.00%
Portfolio turnover rate ...........          337%            184%            183%           107%            95%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
 investment income ................    $       -#      $       -             N/A             N/A            N/A



                                                                        CLASS IB
                                    ----------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                  JULY 8, 1998*
                                    ---------------------------------------------------         TO
                                         2002          2001         2000        1999     DECEMBER 31, 1998
                                    ------------- ------------- ----------- ----------- ------------------
Net asset value, beginning of
  period ..........................   $  14.45       $ 15.14      $ 19.15     $ 18.51       $   19.48
                                      --------       -------      -------     -------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.26          0.35         0.55       0.47             0.24
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........     ( 2.10)       ( 0.67)      ( 0.93)      2.69             0.66
                                      --------       -------      -------     -------       ---------
 Total from investment
  operations ......................     ( 1.84)       ( 0.32)      ( 0.38)      3.16             0.90
                                      --------       -------      -------     -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     ( 0.14)       ( 0.37)      ( 0.59)     ( 0.54)         ( 0.20)
 Distributions from realized
  gains ...........................          -             -       ( 3.04)     ( 1.98)         ( 1.67)
                                      --------       -------      -------     -------       ---------
 Total dividends and
  distributions ...................     ( 0.14)       ( 0.37)      ( 3.63)     ( 2.52)         ( 1.87)
                                      --------       -------      -------     -------       ---------
Net asset value, end of period        $  12.47       $ 14.45      $ 15.14     $ 19.15       $   18.51
                                      ========       =======      =======     =======       =========
Total return ......................     (12.71)%      ( 2.08)%     ( 1.58)%     17.50%           4.92%(b)
                                      ========       =======      =======     =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $665,088      $359,212      $41,282     $10,701       $      10
Ratio of expenses to average
 net assets after waivers .........       0.90%         0.90%         N/A         N/A             N/A
Ratio of expenses to average
 net assets after waivers and
 fees paid indirectly .............       0.88%          N/A          N/A         N/A             N/A
Ratio of expenses to average
 net assets before waivers
 and fees paid indirectly .........       0.91%         0.90%        0.84%       0.69%           0.70%(a)
Ratio of net investment
 income to average net
 assets after waivers .............       1.66%         3.72%         N/A         N/A             N/A
Ratio of net investment
 income to average net
 assets after waivers and
 fees paid indirectly .............       1.68%          N/A          N/A         N/A             N/A
Ratio of net investment
 income to average net
 assets before waivers and
 fees paid indirectly .............       1.65%         3.72%        2.92%       2.43%           2.65%(a)
Portfolio turnover rate ...........        337%          184%         183%        107%             95%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
 investment income ................   $      -#       $    -          N/A          N/A            N/A

                       See Notes to Financial Statements.


EQ Advisors Trust                                     Financial Highlights  21

---------
 *  Commencement of Operations
 #  Per share amount is less than $0.01.
(a) Annualized
(b) Total return is not annualized.
(c) Reflects overall portfolio ratios for investment income and non- class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio.
    The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the Alliance Conservative Investors Portfolio, EQ/Evergreen Foundation Portfolio, EQ/Putnam Balanced Portfolio, and Mercury World Strategy Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Balanced Portfolio.
(f) On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Growth Investors Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Balanced Portfolio.











                       See Notes to Financial Statements.

22 Financial Highlights                                      EQ Advisors Trust

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2003, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953